2011 Annual Shareholder Meeting


PORTLAND Finance Co.
Oregon
EUGENE Finance Co.
REDMOND
BEND
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
SHADY COVE
CENTRAL PT
EAGLE PT
MEDFORD
ASHLAND
KLAMATH FALLS
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING
California
ANDERSON
RED BLUFF
CORNING
CHICO
GRASS VALLEY
ROCKLIN
WOODLAND
FOLSOM
DAVIS
ELK GROVE
GALT

PremierWest BANCORP

Welcome Shareholders

Introductions

Experienced Management Team

Officer	Position	Prior Experience	Years of Banking Experience
James M. Ford	President & Chief Executive Officer	Bank of the West, Union Safe Deposit Bank, First Interstate Bank	31 years
Tom Anderson	Chief Administrative Officer	Valley of the Rogue Bank, Bank of America	39 years
Joe Danelson	Chief Banking Officer	US Bank	27 years
William M. Yarbenet	Chief Credit Officer	Merrill Lynch, Goldman Sachs Group	26 years
Douglas N. Biddle	Chief Financial Officer	Plumas Bank, Westamerica Bank, Comptroller of the Currency	32 years
Ken Wells	Chief Marketing Officer	Conde Nast Publications, Discovery Channel, Harry & David	3 years

Management's Report

Forward Looking Statement Disclosure

This presentation may include "forward-looking statements" about PremierWest. Forward-looking statements generally include financial projections; descriptions of plans or objectives of management for future operations, products or services; forecasts of future economic performance; and descriptions of assumptions underlying or relating to any of the foregoing. Forward-looking statements discuss matters that are not facts, and often include the word "believe," "expect," "anticipate," "intend," "plan," "estimate," "project", "target," "will," "can," "would," "should," "could" or "may." You should not unduly rely on forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. They give our expectations about the future and are not guarantees. Forward-looking statements speak only as of the date they are made, and we do not undertake to update them to reflect changes that occur after the date they are made.

There are a number of factors that could cause results to differ significantly from our expectations, including competition; deterioration in credit quality, or in the value of the collateral securing our loans, due to higher interest rates, increased unemployment, further or continued disruptions in the credit markets, or other economic factors; customer acceptance of new products and services; economic conditions and events that disproportionately affect our business due to regional concentration; general business and economic conditions, including the residential and commercial real estate markets; interest rate changes; regulatory and legislative changes; changes in the demand for loans and changes in consumer spending, borrowing and savings habits; and changes in accounting policies. Our periodic reports filed with the SEC, including our annual report on Form 10-K for the year ended December 31, 2010 as well as current reports on Form 8-K and quarterly reports on Form 10-Q.

This presentation includes information about our historical financial performance, and this information should not be considered as an indication or projection of future results.

Net Income (Loss) Available to Common Shareholders/ Loan Loss Provision

(Amounts in $000's)



$120,000
$70,000
$20,000
-$30,000
-$80,000
-$130,000
-$180,000
$36,500
$88,031
$6,100
$2,350
$1,600
$0
$6,300
-$7,814
-$148,643
-$3,302
-$2,063
-$1,421
-$706
-$7,410
Net Income (Loss)
Provision for Loan Loss
2008
2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011

Core Deposit Franchise

- **Growth of key components of core deposits – attributable to successful branch campaigns**
  - Aggregate balance of non-interest bearing demand deposits increased $5.3 million since Q1 2010
  - Demand deposit accounts increased 1% year-over-year
- **Eliminated reliance on brokered deposits**
  - Brokered deposits totaled $745 thousand, or 0.06% of total deposits, a decrease of $4.0 million compared to Q1 2010
- **95.4% of deposits at 3/31/2011 are considered core deposits(1)**
- **Cost of average interest bearing deposits of 1.06%**
- **76,354 deposit accounts at 3/31/2011**

Oregon Franchise



COD, 28.7%
DDA, 26.2%
SAV, 6.4%
MMDA, 24.6%
NOW, 14.1%

California Franchise



DDA, 16.1%
NOW, 8.3%
COD, 53.0%
SAV, 7.3%
MMDA, 15.3%

Total Franchise



COD, 42.3%
DDA, 20.6%
NOW, 10.9%
SAV, 6.9%
MMDA, 19.4%

Data as of 03/31/2011

(1)Core deposits exclude CD's with balances greater than $250,000 and all brokered deposits

Banking Footprint with Strong Market Share

Total PRWT Region

Rank	Institution	Deposits ($000s)	Market Share	Branches
1	Wells Fargo & Co.	$ 9,675,775	21.7%	98
2	Bank of America Corp.	$ 7,418,032	16.6%	78
3	U.S. Bancorp	$ 5,401,354	12.2%	90
4	JPMorgan Chase & Co.	$ 3,340,250	7.5%	71
5	Umpqua Holdings Corp.	$ 2,682,399	6.0%	49
6	Citigroup Inc.	$ 1,354,770	3.0%	12
7	PremierWest Bancorp	$ 1,313,258	2.9%	44
8	TriCo Bancshares	$ 1,308,074	2.9%	41
9	BNP Paribas SA	$ 1,280,991	2.9%	29
10	Cascade Bancorp	$ 912,947	2.1%	15
11	Mitsubishi UFJ Financial Group I	$ 845,039	1.9%	10
	Total for Institutions in Market	$ 35,600,155		528

Includes 20 Institutions in Market

- $36 billion market opportunity within PRWT's core region
- Top 4 money center banks control 58.0% of the deposit market share (WFC, BAC, USB and JPM)
- PRWT is ranked 2nd among regional banks in deposit market share within PRWT's market footprint (excluding money center banks)

Mid-Central Oregon

Rank	Institution	Deposits ($000s)	Market Share	Branches
1	Umpqua Holdings Corp.	$ 1,058,481	28.4%	14
2	Cascade Bancorp	$ 760,251	20.2%	10
3	Wells Fargo & Co.	$ 530,302	14.3%	8
4	U.S. Bancorp	$ 452,119	12.1%	14
5	Bank of America Corp.	$ 230,070	6.2%	5
6	JPMorgan Chase & Co.	$ 213,588	5.7%	6
7	PremierWest Bancorp	$ 162,348	4.4%	9
8	South Valley Bancorp Inc.	$ 114,853	3.1%	5
9	Sterling Financial Corp.	$ 88,542	2.4%	5
10	Columbia Banking System Inc.	$ 48,004	1.3%	4
11	Oregon Pacific Bancorp	$ 12,532	0.4%	1
	Total for Institutions in Market	$ 3,724,135		81

Includes 17 Institutions in Market

Southern Oregon

Rank	Institution	Deposits ($000s)	Market Share	Branches
1	Umpqua Holdings Corp.	$ 638,537	14.8%	14
2	South Valley Bancorp Inc.	$ 538,133	12.6%	17
3	U.S. Bancorp	$ 502,479	11.7%	15
4	Wells Fargo & Co.	$ 472,212	11.0%	10
5	JPMorgan Chase & Co.	$ 461,459	10.7%	15
6	PremierWest Bancorp	$ 413,065	9.6%	14
7	Sterling Financial Corp.	$ 408,158	9.5%	12
8	Bank of America Corp.	$ 310,477	7.2%	8
9	KeyCorp	$ 272,372	6.3%	6
10	Cascade Bancorp	$ 146,658	3.4%	5
11	People's Bank of Commerce	$ 91,858	2.1%	3
	Total for Institutions in Market	$ 4,299,962		117

Includes 11 Institutions in Market

Northern California

Rank	Institution	Deposits ($000s)	Market Share	Branches
1	Bank of America Corp.	$ 1,128,248	17.3%	13
2	TriCo Bancshares	$ 1,042,115	16.0%	25
3	Wells Fargo & Co.	$ 943,107	14.8%	10
4	JPMorgan Chase & Co.	$ 532,280	8.2%	8
5	Bank of Commerce Holdings	$ 499,421	7.7%	4
6	North Valley Bancorp	$ 363,455	6.0%	11
7	Rabobank Nederland	$ 358,035	5.9%	11
8	U.S. Bancorp	$ 340,953	5.6%	18
9	PremierWest Bancorp	$ 274,572	4.2%	14
10	Umpqua Holdings Corp.	$ 252,508	3.9%	5
11	Learner Financial Corp.	$ 224,830	3.4%	8
	Total for Institutions in Market	$ 6,063,779		125

Includes 17 Institutions in Market

Sacramento Valley

Rank	Institution	Deposits ($000s)	Market Share	Branches
1	Wells Fargo & Co.	$ 7,405,024	25.9%	70
2	Bank of America Corp.	$ 5,349,237	18.1%	84
3	U.S. Bancorp	$ 4,141,800	13.8%	45
4	JPMorgan Chase & Co.	$ 2,130,945	7.1%	42
5	Citigroup Inc.	$ 1,354,770	4.5%	12
6	BNP Paribas SA	$ 1,165,824	3.9%	17
7	Mitsubishi UFJ Financial Group I	$ 814,505	2.7%	9
8	River City Bank	$ 738,288	2.5%	12
9	Umpqua Holdings Corp.	$ 733,412	2.4%	18
10	PremierWest Bancorp	$ 463,273	1.5%	7
11	First Northern Community Bancorp	$ 424,050	1.4%	14
	Total for Institutions in Market	$ 25,417,287		298

Includes 20 Institutions in Market

Source: Market share data from SNL Financial, as of 6/30/2010 (most current information available) for counties in respective region with PRWT branch location (defined below)

Region Definitions: Mid-Central Oregon includes Deschutes and Douglas counties; Southern Oregon includes Jackson, Josephine and Klamath counties; Northern California includes Butte, Shasta, Siskiyou, and Tehama counties; Sacramento Valley includes Nevada, Placer, Sacramento and Yolo counties

PremierWest BANCORP

Liquidity Profile

- Strong liquidity position
  - 28.0% of deposits are held in cash or securities available-for-sale (AFS)
  - Total cash and AFS securities of $345.2 million
- Loan / Deposit ratio(1) of 74.6%
- Excess liquidity allows flexibility to roll-off high cost CDs
- Positioning investment portfolio for rising rates

Total Cash and AFS Securities ($000s)


Total Cash + AFS Securities
$400,070
$350,070
$300,070
$250,070
$200,070
$150,070
$100,070
$50,070
$70
$48,894
$39,138
$268,702
$324,157
$345,166
2007Y
2008Y
2009Y
2010Y
2011Q1

Loan / Deposit Ratio(1)


Loan / Deposit Ratio
115%
110%
105%
100%
95%
90%
85%
80%
75%
70%
109.5%
102.9%
80.8%
77.1%
74.6%
2007Y
2008Y
2009Y
2010Y
2011Q1

Total Cash and Securities / Total Deposits


Cash + AFS Securities / Deposits
30%
25%
20%
15%
10%
5%
0%
5.2%
3.2%
18.9%
25.6%
28.0%
2007Y
2008Y
2009Y
2010Y
2011Q1

PremierWest BANCORP

Source: SNL Financial, current as of 3/31/2011

(1) Gross loans excludes unearned income on loans

Loan Portfolio by Region *(funded and unfunded)*



21.0%
46.5%
11.8%
20.6%
Southern Oregon
Mid-Central Oregon
Northern California
Sacramento Valley

Data as of 03/31/2011

Diversification Continues in the Loan Portfolio

Total Portfolio


Consumer/ Other, 11.3%
Agriculture, 2.5%
C&I, 15.9%
CRE - NOO, 45.9%
CRE - OO, 24.4%

Total Loan Portfolio	$000s	%
Agricultural	$23,359	2.5%
C&I	145,907	15.9%
CRE		
Owner Occupied	224,821	24.4%
Non-Owner Occupied	422,835	45.9%
Consumer / Other	104,096	11.3%
Gross Loans Net of Deferred Fees	$921,018	100.0%

Commercial Real Estate Portfolio


Land, 14.7%
SFR Const, 1.9%
Const, 0.5%
OO Total, 34.7%
NOO Term, 48.2%

CRE Portfolio	$000s	%
Owner Occupied	$224,821	34.7%
Non-Owner Occupied Term	311,857	48.2%
Construction - NOO	3,156	0.5%
Residential SFR 1-4 Const - NOO	12,307	1.9%
Land - NOO	95,515	14.7%
Total	$647,656	100.0%

Reduction in CRE Concentration

($ in 000's)



$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
2009Y
2010Y
2011 Q1
Owner Occupied
Non-owner occupied term
Construction - NOO
Residential SFR 1-4 - Const NOO
Land - NOO

Credit Quality

Note: $ in 000s	2010 Q1	2010 Q2	2010 Q3	2010 Q4	2011 Q1	2011 April
Non Accrual Loans	$103,541	$129,458	$114,990	$129,493	$109,753	$106,738
90+ Days PD	831	245	113	123	91	172
OREO	21,517	15,084	29,902	32,003	29,757	30,069
Total NPAs	125,889	144,787	145,005	161,625	139,601	136,979
"Performing" Nonaccrual Loans (1)	31,162	28,037	57,886	71,497	33,182	30,602
Loan Loss Reserve	46,518	43,917	42,120	35,582	33,366	34,380
NCO(Recoveries)	$5,485	$4,951	$3,397	$6,538	$8,516	($1,013)
NPAs / Assets	8.37%	9.91%	10.18%	11.45%	10.17%	10.04%
NPLs / Loans	9.33%	11.88%	11.11%	13.25%	11.90%	11.78%
LLR / Loans	4.16%	4.02%	4.07%	3.64%	3.62%	3.79%
NCOs / Avg Loans (annualized)	1.95%	1.76%	1.26%	2.56%	3.60%	nm

Data as of 04/30/2011
nm = not meaningful
(1) Nonaccrual loans less than 30 days past due

Geography of Credit Issues


NPLs by Type
Consumer/Finance 0.1%
Other Loans, 2.3%
Construction, Land Dev & Other Land, 22.0%
Commercial & Industrial, 1.8%
Other Commercial Loans Secured by RE, 7.9%
Commercial Real Estate Loans, 65.8%


NPLs/Total Funded Loans
12.8%
10.8%
9.4%
12.3%
11.9%
Southern Oregon
Mid-Central Oregon
Northern California
Sacramento Valley
Totals


Geography of NPLs
Sacramento Valley, 21.8%
Southern Oregon, 49.7%
Northern California, 9.5%
Mid-Central Oregon, 18.9%

Data as of 03/31/2011

Update on PremierWest

2011 Q1 Financial Results

- Non-GAAP core earnings[1] of $2.7 million, or 0.77% annualized return on average assets
- Net loss applicable to common shareholders for the quarter was $7.4 million
- Loan loss reserve of $33.4 million, or 3.62% of total loans
  - Reserves declined $2.2 million in the quarter
  - Non-performing assets[2] of $139.6 million, or 10.17% of total assets
  - $33.2 million of loans included in non-performing assets are current as to payment of principal and interest
  - Non-performing loans declined $19.8 million compared to Q4 2010
  - OREO and other foreclosed assets declined $2.3 million compared to Q4 2010
- Net interest margin of 3.83% during Q1 2011, compared to 3.78% in Q4 2010
- Cost of average interest bearing deposits of 1.08% during Q1 2011, compared to 1.20% in Q4 2010
- Non-interest bearing deposits are at 20.4% of total deposits as of March 31, 2011
- Cash and unencumbered securities totaled $259.4 million at March 31, 2011

Source: Internal Company materials as of 3/31/2011

(1)Non-GAAP core earnings = income before provision, taxes, depreciation and amortization, goodwill impairment, OREO expense, problem loan expenses, and other non-recurring expenses

(2)Non-performing assets include non-performing loans and other real estate and other foreclosed assets.

Long-Term Strategic Initiatives

Traditional Banking Model

- Profitable growth through expanding client relationships
- Continue to grow core deposits (low-cost, sticky funding)
- Reasonable expense management
- Drive net interest margin expansion
- Maintain "well-capitalized" status

Diversify Loan Portfolio

- Balance growth with risk management
- Focus on C&I, SBA, and consumer lending
- Reduced concentration in construction and CRE lending
- Deploy excess liquidity into loan production as loan demand returns
- Reduce customer and geographic loan concentrations

PremierWest BANCORP

Enhance Credit Culture

- Making credit quality job #1 at PRWT
- Resolving gaps between current practice and best practice
- Recalibrating credit risk tolerances
- Hiring top tier credit talent
- Strengthening portfolio management controls
- Enhancing monitoring capabilities to ensure expected results are realized

Building Long-Term Shareholder Value

- **Focus on risk vs. reward**
- **Return to core profitable growth**
- **Effectively manage costs**
- **Leverage geographic footprint**
- ***"People doing business with people"***

Capital Snapshot – PremierWest Bank

- **Improved capital ratios after stock offering**
  - Risk Based Capital Ratio of 12.51%
  - Tier-1 Capital Ratio of 11.24%
  - Leverage Ratio of 8.59%



Capital Ratios
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
12/31/2009
3/31/2010
6/30/2010
9/30/2010
12/31/2010
3/31/2011
Risk Based Capital Ratio
Tier - 1 Capital Ratio
Leverage Ratio

Ownership

	May 2010	May 2011
Institutional	16%	16%
Directors, Exec. Officers & Employees	21%	23%
Other Investors	63%	61%

Source: NASDAQ Online as of 5/25/2010 and 5/20/2011

2011 - 2012 Plans

- Credit Quality
- CRE Concentration Reduction
- Revenue Growth
- "Smart" Expense Management
- Liquidity - Fortress Balance Sheet
- Capital Management
- Meet Requirements of Consent Order

Key Consent Order Requirements

Requirements	Update
Increase Leverage Ratio to 10%	8.59% at 3/31/2011
Reduce loans classified "substandard" to 70% of Tier 1 Capital + Allowance for Loan Loss	Not Complete

Proposals for Action by Shareholders

Proposal No. 1

Election of 12 Board Members

John L. Anhorn

John B. Dickerson

James M. Ford

Dennis N. Hoffbuhr

James L. Patterson

Georges St. Laurent Jr.

Thomas R. Becker

John A. Duke

Richard R. Hieb

Patrick G. Huycke

Brian Pargeter

Rickar D. Watkins

Proposal No. 2

Non-binding, Advisory Vote
On Executive Compensation

Proposal No. 3

Approval of the

2011 Stock Incentive Plan

Proposal No. 4

Ratify Appointment of

Moss Adams LLP

as Independent Public Accountants

VOTE


Oregon
PORTLAND Finance Co.
EUGENE Finance Co.
REDMOND
BEND
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
SHADY COVE
CENTRAL PT
EAGLE PT
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING
California
ANDERSON
RED BLUFF
CORNING
CHICO
GRASS VALLEY
ROCKLIN
WOODLAND
FOLSOM
DAVIS
ELK GROVE
GALT

PremierWest®
BANCORP